U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2003



                                   PHAZAR CORP
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State of other jurisdiction of incorporation)



           0-12866                                 75-1907070
    (Commission File Number)           (IRS Employer Identification No.)



                              101 S.E. 25th Avenue
                           Mineral Wells, Texas 76067
              (Address of Principal Executive Officers) (Zip Code)




Registrant's telephone number, including area code:   (940) 325-3301

Item 2.  Acquisition or Disposition of Assets.

Phazar Aerocorp Inc., a Texas Corporation and 80% owned subsidiary of PHAZAR CORP sold the assets and business of Phazar Aerocorp Inc. to Phaero LLC. Phaero LLC is a new corporation that was formed by Gary Havener, principal shareholder and President of PHAZAR CORP and Brian Perryman, General Manager of Phazar Aerocorp Inc. The sale was effective on May 31, 2003, PHAZAR CORP's fiscal year end. Phaero LLC purchased the assets of Phazar Aerocorp Inc. and assumed the liabilities, including all indebtedness and lease obligation of Phazar Aerocorp Inc. except for the intercompany debt. Phaero LLC also assumed PHAZAR CORP's subsidiary, Antenna Products Corporation's $800,000 indebtedness to Sinan Corp as additional consideration for the sale. No land or buildings were included as part of this sale. See the Asset Purchase Agreement filed herewith as Exhibit 2.

Item  7.  Financial Statements and Exhibits.

         (b)  Pro forma Financial Statements.
              Pro forma PHAZAR CORP without Phazar Aerocorp Inc.
              o Unaudited Pro Forma Balance Sheets as of May 31, 2002
              o Unaudited Pro Forma Statements of Operations as of May 31, 2002
              o Unaudited Pro Forma Balance Sheets as of February 28, 2003
              o Unaudited Pro Forma Statements of Operations as of February 28,
                2003
              o Unaudited Pro Forma Balance Sheets as of April 30, 2003

The following shows the unaudited pro forma consolidated balance sheets of PHAZAR CORP without Phazar Aerocorp Inc. as of May 31, 2002 and assumes the sale of the assets of Phazar Aerocorp Inc. occurred on May 31, 2002:


                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                   OF PHAZAR CORP WITHOUT PHAZAR AEROCORP INC.
                               AS OF MAY 31, 2002

                                     ASSETS

                                         PHAZAR CORP   PRO FORMA    PRO FORMA
                                         CONSOLIDATED ADJUSTMENTS  CONSOLIDATED
                                         ------------ ------------ ------------
CURRENT ASSETS
 Cash and cash equivalents               $   213,375  $   (11,569) $   201,806
 Accounts receivable:
  Trade, net of allowance for
    doubtful accounts of $56,208             915,458     (204,482)     710,976
  United States Government                    62,512            -       62,512
Inventories                                2,016,720            -    2,016,720
Costs and estimated earnings in excess
    of billings on refurbishing
    contracts in progress                     19,627      (19,627)           -
  Prepaid expenses and other assets           90,423       (6,888)      83,535
  Income taxes receivable                    479,282            -      479,282
  Deferred income taxes                      218,949            -      218,949
                                         -----------  -----------  -----------
  Total current assets                     4,016,346     (242,566)   3,773,780

Property and equipment, net                2,073,682     (336,165)   1,737,517

Intangible Assets (Goodwill)                 461,969     (461,969)           -

Identifiable Intangible Assets             1,258,123     (976,867)     281,256
                                         -----------  -----------  -----------
TOTAL ASSETS                             $ 7,810,120  $(2,017,567) $ 5,792,553
                                         ===========  ===========  ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                         PHAZAR CORP   PRO FORMA    PRO FORMA
                                         CONSOLIDATED ADJUSTMENTS  CONSOLIDATED
                                         ------------ ------------ ------------
CURRENT LIABILITIES
  Notes payable                          $ 1,145,000  $         -  $ 1,145,000
  Current portion of long-term debt          307,594     (248,091)      59,503
  Accounts payable                           454,452     (214,784)     239,668
  Accrued expenses                           503,958     (179,174)     324,784
  Billings on excess of costs and
   estimated earnings on refurbishing
   contracts in progress                      42,593      (42,593)           -
  Income taxes payable                             -            -            -
                                         -----------  -----------  -----------
   Total current liabilities               2,453,597     (684,642)   1,768,955
                                         -----------  -----------  -----------
Long-term debt                             1,711,058   (1,015,531)     695,527
Note payable to shareholder                  800,000     (800,000)           -
Deferred income taxes                        182,780            -      182,780
                                         -----------  -----------  -----------
   Total long-term liabilities             2,693,838   (1,815,531)     878,307
                                         -----------  -----------  -----------
   Total liabilities                       5,147,435   (2,500,173)   2,647,262
                                         -----------  -----------  -----------
COMMITMENTS AND CONTINGENCIES                      -            -            -

MINORITY INTEREST IN SUBSIDIARY                    -            -            -

SHAREHOLDERS' EQUITY

Preferred Stock, $1 par, 2,000,000
 shares authorized, none issued  or
 outstanding, attributes to be
 determined when issued
Common Stock, $0.01 par, 6,000,000
 shares authorized, 2,174,828
 issued and outstanding                       21,748            -       21,748
   Additional paid in capital              2,753,136            -    2,753,136
   Retained earnings                        (112,199)     482,606      370,407
                                         -----------  -----------  -----------
   Total shareholders' equity              2,662,685      482,606    3,145,291

TOTAL LIABILITIES AND SHAREHOLDERS'
     EQUITY                              $ 7,810,120  $(2,017,567) $ 5,792,553
                                         ===========  ===========  ===========

The following shows the unaudited pro forma consolidated statements of operations of PHAZAR CORP without Phazar Aerocorp Inc. as of May 31, 2002 and assumes the sale of the assets of Phazar Aerocorp Inc. occurred on June 1, 2001:


                               UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   OF PHAZAR CORP WITHOUT PHAZAR AEROCORP INC.
                         FOR THE YEAR ENDED May 31, 2002


                                         PHAZAR CORP   PRO FORMA    PRO FORMA
                                         CONSOLIDATED ADJUSTMENTS  CONSOLIDATED
                                         ------------ ------------ ------------
Sales and contract revenues              $10,815,669  $ 4,047,411  $ 6,768,258
Cost of sales and contracts                8,153,167    3,633,216    4,519,951
                                         -----------  -----------  -----------
  Gross Profit                             2,662,502      414,195    2,248,307

Sales and administration expenses          4,248,228      899,804    3,348,424
                                         -----------  -----------  -----------
  Operating Profit (Loss)                 (1,585,726)    (485,609)  (1,100,117)

Other income (expense)
    Interest expense                        (236,341)     (93,447)    (142,894)
    Interest income                              575            -          575
    Gain on sale of assets                       361            -          361
    Other Income                              32,224       (2,041)      34,265
                                         -----------  -----------  -----------
Total Other Expense                         (203,181)     (95,488)    (107,693)
                                         -----------  -----------  -----------
Income (loss) from operations before      (1,788,907)    (581,097)  (1,207,810)
     income taxes and minority interest  -----------  -----------  -----------

Income tax provision (benefit)              (613,835)    (196,722)    (417,113)
                                         -----------  -----------  -----------
     Income (loss) before minority
       interest                           (1,175,072)    (384,375)    (790,697)

     Minority interest in Subsidiary's
       (income) loss                          25,546       25,546            -
                                         -----------  -----------  -----------
Net Income (loss)                         (1,149,526)    (358,829)    (790,697)
                                         ===========  ===========  ===========
Earnings (loss) per common share         $     (0.53)       (0.17)       (0.36)
                                         ===========  ===========  ===========

The following shows the unaudited pro forma consolidated balance sheets of PHAZAR CORP without Phazar Aerocorp Inc. as of February 28, 2003 and assumes the sale of the assets of Phazar Aerocorp Inc. occurred on February 28, 2003:

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                   OF PHAZAR CORP WITHOUT PHAZAR AEROCORP INC.
                             AS OF FEBRUARY 28, 2003

                                     ASSETS

                                         PHAZAR CORP   PRO FORMA    PRO FORMA
                                         CONSOLIDATED ADJUSTMENTS  CONSOLIDATED
                                         ------------ ------------ ------------
CURRENT ASSETS
 Cash and cash equivalents               $   307,858  $    (8,484) $    99,374
 Accounts receivable:
   Trade, net of allowance for doubtful
     accounts of $42,035                   1,087,106      (11,941)   1,075,165

   United States Government                   66,130            -       66,130
 Inventories                               1,819,909            -    1,819,909
 Costs and estimated earnings in excess
     Of billings on refurbishing
     contracts in progress                   141,118     (141,118)           -
 Prepaid expenses and other assets           171,939      (26,862)     145,077
 Income taxes receivable                       2,000            -        2,000
 Deferred income taxes                       218,949            -      218,949
                                         -----------  -----------  -----------
  Total current assets                     3,815,009     (188,405)   3,626,604

Property and equipment, net                1,860,469     (341,532)   1,518,937

Intangible Assets (Goodwill)                 461,969     (461,969)           -

Indentifiable Intangible Assets            1,083,696     (873,967)     209,729
                                         -----------  -----------  -----------
TOTAL ASSETS                             $ 7,221,143  $(1,865,873) $ 5,355,270
                                         ===========  ===========  ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY


                                         PHAZAR CORP   PRO FORMA    PRO FORMA
                                         CONSOLIDATED ADJUSTMENTS  CONSOLIDATED
                                         ------------ ------------ ------------
CURRENT LIABILITIES
  Notes payable                          $ 1,060,000  $         -  $ 1,060,000
  Current portion of long-term debt          194,202     (134,700)      59,502
  Accounts payable                           439,317     (302,849)     136,468
  Accrued expenses                           488,255     (109,099)     379,156
Billings in excess of costs and
estimated earnings on refurbishing
contracts in progress                         12,220      (12,220)           -
  Income taxes payable                             -            -            -
                                         -----------  -----------  -----------
   Total current liabilities               2,193,994     (558,868)   1,635,126
                                         -----------  -----------  -----------
Long-term debt                             1,640,180     (988,720)     651,460
Note payable to shareholder                  800,000     (800,000)           -
Deferred income taxes                        182,780        3,749      186,529
                                         -----------  -----------  -----------
   Total long-term liabilities             2,622,960   (1,784,971)     837,989
                                         -----------  -----------  -----------
   Total liabilities                       4,816,954   (2,343,839)   2,473,115
                                         -----------  -----------  -----------
COMMITMENTS AND CONTINGENCIES                      -            -            -

MINORITY INTEREST IN SUBSIDIARY                    -            -            -

SHAREHOLDER'S EQUITY

Preferred Stock, $1 par, 2,000,000
shares authorized, none issued or
outstanding, attributes to be
determined when issued

Common stock, $0.01 par, 6,000,000
shares authorized  2,179,028 issued
and outstanding                               21,791            -       21,791
  Additional paid in capital               2,759,809            -    2,759,809
  Retained earnings                         (377,411)     477,966      100,555
                                         -----------  -----------  -----------
  Total shareholders' equity               2,404,189      477,966    2,882,155

TOTAL LIABILITIES  AND SHAREHOLDERS'
  EQUITY                                 $ 7,221,143  $(1,865,873) $ 5,355,270
                                         ===========  ===========  ===========

The following shows the unaudited consolidated statements of operations of PHAZAR CORP without Phazar Aerocorp Inc. for the nine months ended February 28, 2003 and assumes the sale of the assets of Phazar Aerocorp Inc. occurred on June 1, 2002:

                               UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   OF PHAZAR CORP WITHOUT PHAZAR AEROCORP INC.
                   FOR THE NINE MONTHS ENDED FEBRUARY 28, 2003

                                         PHAZAR CORP   PRO FORMA    PRO FORMA
                                         CONSOLIDATED ADJUSTMENTS  CONSOLIDATED
                                         ------------ ------------ ------------
Sales and contract revenues              $ 8,330,327  $ 2,646,643  $ 5,683,684
Cost of sales and contracts                6,103,904    2,646,447    3,457,457
                                         -----------  -----------  -----------
 Gross Profit                              2,226,423          196    2,226,227

Sales and administration expenses          2,319,639      687,194    1,632,445
                                         -----------  -----------  -----------
 Operating Profit (Loss)                     (93,216)    (686,998)     593,782
                                         -----------  -----------  -----------
Other income (expense)
   Interest expense                         (165,344)     (45,846)    (119,498)
   Interest income                               452            -          452
   Other Income                               (7,104)      (3,008)      (4,096)
                                         -----------  -----------  -----------
Total other Expense                         (171,996)     (48,854)    (123,142)
                                         -----------  -----------  -----------
Income (loss) from operations before
 income taxes and minority interest         (265,212)    (735,852)     470,640

Income tax (provision) benefit                     -            -            -
                                         -----------  -----------  -----------
  Income (loss) before minority interest    (265,212)    (735,852)     470,640


  Minority interest in subsidiary's loss           -            -            -
                                         -----------  -----------  -----------
Net Income (loss)                        $  (265,212) $  (735,852) $   470,640
                                         ===========  ===========  ===========
Earnings (loss) per common share         $     (0.12) $     (0.34) $      0.22
                                         ===========  ===========  ===========

The following shows the pro forma consolidated balance sheets of PHAZAR CORP without Phazar Aerocorp Inc. as of April 30, 2003 and assumes the sale of the assets of Phazar Aerocorp Inc. occurred on April 30, 2003:

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                   OF PHAZAR CORP WITHOUT PHAZAR AEROCORP INC.
                              AS OF APRIL 30, 2003

                                     ASSETS

                                         PHAZAR CORP   PRO FORMA    PRO FORMA
                                         CONSOLIDATED ADJUSTMENTS  CONSOLIDATED
                                         ------------ ------------ ------------
CURRENT ASSETS
 Cash and cash equivalents               $   307,547  $   (13,232) $   294,315
 Accounts receivable:
  Trade, net of allowance for
    doubtful accounts of $42,035             677,879      (33,162)     644,717

  United States Government                   206,011            -      206,011
Inventories                                1,956,829            -    1,956,829
Costs and estimated earnings in excess
   of billings on refurbishing contracts
   in progress                               617,547     (617,547)           -
  Prepaid expenses and other assets          124,684      (35,915)      88,769

  Income taxes receivable                      2,000            -        2,000
  Deferred income taxes                      218,949            -      218,949
                                         -----------  -----------  -----------
  Total current assets                     4,111,446     (699,856)   3,411,590

Property and equipment, net                1,866,954     (333,456)   1,533,498

Intangible Assets (Goodwill)                 461,969     (461,969)           -

Indentifiable Intangible Assets            1,044,269     (851,100)     193,169
                                         -----------  -----------  -----------
TOTAL ASSETS                             $ 7,484,638  $(2,346,381) $ 5,138,257
                                         ===========  ===========  ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                         PHAZAR CORP   PRO FORMA    PRO FORMA
                                         CONSOLIDATED ADJUSTMENTS  CONSOLIDATED
                                         ------------ ------------ ------------
CURRENT LIABILITIES
  Notes payable                          $   907,000  $         -  $   907,000
  Current portion of long-term debt          176,202     (116,700)      59,502
  Accounts payable                           321,247     (214,022)     107,225
  Accrued expenses                           440,481      (76,089)     364,392
Billings in excess of costs and
    estimated earnings on refurbishing
    contracts in progress                    728,754      728,754)           -
  Income taxes payable                             -            -            -
                                         -----------  -----------  -----------
   Total current liabilities               2,573,684   (1,135,565)   1,438,119
                                         -----------  -----------  -----------
Long-term debt                             1,640,276     (998,944)     641,332

Note payable to shareholder                  800,000     (800,000)           -

Deferred income taxes                        182,780        3,749      186,529
                                         -----------  -----------  -----------
   Total long-term liabilities             2,623,056   (1,795,195)     827,861
                                         -----------  -----------  -----------
   Total liabilities                       5,196,740   (2,930,760)   2,265,980
                                         -----------  -----------  -----------
COMMITMENTS AND CONTINGENCIES                      -            -            -

MINORITY INTEREST IN SUBSIDIARY                    -            -            -

SHAREHOLDER'S EQUITY

Preferred Stock, $1 par, 2,000,000
 shares authorized, none issued or
 outstanding, attributes to be
 determined when issued
Common stock, $0.01 par, 6,000,000
 shares authorized 2,179,028 issued
 and outstanding                              21,801            -       21,801
  Additional paid in capital               2,761,649            -    2,761,649

  Retained earnings                         (495,552)     584,379      (88,827)
                                         -----------  -----------  -----------
   Total shareholders' equity              2,287,898      584,379    2,872,277

TOTAL LIABILITIES  AND SHAREHOLDERS'
EQUITY                                   $ 7,484,638  $(2,346,381) $ 5,138,257
                                         ===========  ===========  ===========

NOTES TO PRO FORMA FINANCIAL STATEMENTS

         The pro forma adjustments consist of adjustments to remove the assets and liabilities of Phazar Aerocorp Inc., a subsidiary of PHAZAR CORP, that were sold to Phaero LLC, a company related through common ownership. Pro forma adjustment was also made to record the assumption of a $800,000 note payable by Antenna Products Corporation, a subsidiary of PHAZAR CORP, to another related Company by Phaero LLC as part of the sale. Adjustments to the balance sheets were made as of the dates indicated and for the 12 months ended May 31, 2002, nine months ended February 28, 2003 and eleven months ended April 30, 2002.

(c)    Exhibits.

       2.  Asset Purchase Agreement between Phazar Aerocorp Inc. and Phaero LLC.

           Index.  Exhibits to Asset Purchase Agreement*
                   1.  Financial Information
                   2.  ERISA and Benefits Plans
                   3.  Machinery and Equipment
                   4.  Material Contracts
                   5.  Bank Accounts
                   6.  Directors, Officers and Certain Employees
                   7.  Assignment of Lease
                   8.  Bill of Sale
                   9.  Seller's Secretary's Certificate
                  10.  Buyer's Secretary's Certificate

                       * Copies of the Exhibits to the Asset Purchase Agreement will be provided to the Commission upon request

                                   SIGNATURES


               Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         PHAZAR CORP




      Date:  June 13, 2003               /s/ Clark D. Wraight
                                         ------------------------------------
                                         Clark D. Wraight, Vice President and
                                         Principal Financial Officer







































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